                                                                  Exhibit 10.2.3


                    BRACKNELL AMENDING AGREEMENT (2001-1)
                    -------------------------------------

          Amending Agreement (2001-1) dated as of July 30, 2001, among Bracknell Corporation, Bracknell Corporation (USA), Inc. (formerly Nationwide Electric, Inc.) and The State Group Limited, Royal Bank of Canada, as Administrative Agent and the financial institutions listed as Lenders in the Third Amended and Restated Credit Agreement (as defined below).

          WHEREAS pursuant to a Third Amended and Restated Credit Agreement as of December 22, 2000 among the parties hereto (the "Third Amended and Restated Credit Agreement"), the Lenders made certain credit facilities available to the Borrowers;

          AND WHEREAS the Borrowers have requested the Lenders to make certain amendments to the Third Amended and Restated Credit Agreement to (i) provide for a deferral of a scheduled principal payment of U.S.$1,500,000 from July 31, 2001 to October 31, 2001; (ii) provide for a deferral of a required principal payment from certain asset sales of U.S.$8,400,000 from July 31, 2001 to the earlier of receipt of the Automotive Receivables (as defined below) and October 31, 2001;
(iii) change the levels of compliance for the financial covenants applicable for the Financial Quarter ending July 31, 2001; (iv) increase, during the period ending July 31, 2001, the amount of proceeds of accommodations under the U.S. Operating Facility which may be used for Network Development Business from U.S.$20,000,000 to U.S.$30,000,000; and (v) to increase the number of Swingline Lenders;

          AND WHEREAS the Borrowers have agreed with the Lenders to (i) not make any further Acquisitions or Investments without the approval of the Majority Lenders; (ii) to maintain, and cause each of their respective Subsidiaries to maintain, bank accounts with one or more of the Lenders only and to deposit and cause such Subsidiaries to deposit to such accounts all monies from time to time received by the Borrowers and their Subsidiaries; and (iii) to co-operate with the Lenders in their review of the business and operations of the Borrowers and their respective Subsidiaries;

          AND WHEREAS the parties hereto have agreed to amend the Third Amended and Restated Credit Agreement to reflect the foregoing;

          NOW THEREFORE this Agreement witnesseth that for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Unless otherwise defined herein, terms defined in the Third Amended and Restated Credit Agreement are used in this Bracknell Amending Agreement (2001-1) and the recitals hereto as therein defined.

2. Amendment to Schedules. Schedule 7.01(f) to the Third Amended and Restated Credit Agreement shall be deleted and the Schedule 7.01(f) annexed hereto substituted therefor.

3.   Amendments to Article 1.  Section 1.01 is amended as follows:

     (a) The following definition shall be added immediately following the definition of "Assignee" and before the definition of "Bank One":

               "'Automotive Receivables' means anticipated receivables of (a) Henderson Electric Inc. (i) of approximately U.S$360,000 from Conti Electric, Alberici and Able Construction in relation to work performed for Ford Motor Company in July, 2001; and (ii) of approximately U.S.$900,000 from Toyota Motor Corporation, Marubeni Plant Contractor and Lynx Industrial in relation to work performed for Toyota Motor Corporation in July, 2001; (b) Sylvan Industrial Piping (i) of approximately U.S.$359,127 from General Motors Corporation, Central Conveyor and Commercial Contracting in relation to work performed for General Motors Corporation in July, 2001; (ii) of approximately U.S.$552,950 from Peterson & Staeger, Idea Engineering, Alberici, Overhead Conveyor, Dominion Tool and Allied Uniking in relation to work performed for Ford Motor Company in July, 2001; and (iii) of approximately U.S.$350,153 from Fab Engineers in relation to work performed for Auto Alliance in July, 2001; (c) The State Group Limited (i) of approximately Cdn.$7,647,000 from Ford Motor Company of Canada, American Controls, Sanyo, Pico, Rapistan, Kuka, Dominion Tool and PSI in relation to work performed for Ford Motor Company of Canada in July, 2001; (ii) of approximately Cdn.$600,000 from Chrysler Motor Company of Canada in relation to work performed for Chrysler Motor Company of Canada in July, 2001; (iii) of approximately Cdn.$2,450,000 from Toyota Motor Company of Canada, Daifuku and Trinity in relation to work performed for Toyota Motor Company of Canada in July, 2001; and (iii) of approximately Cdn.$750,000 from General Motors Corporation of Canada in relation to work performed for General Motors Corporation of Canada in July, 2001; (iv) of approximately U.S.$14,500 from Ford Motor Company in relation to work performed for Ford Motor Company in July, 2001; and (v) of approximately U.S.$117,600 from Chrysler Motor Company in relation to work performed for Chrysler Motor Company in July, 2001."

     (b) The definition of "Commitment" shall be amended by deleting "U.S.$5,000,000" in clause (vi) thereof and replacing such deletion with "U.S.$9,750,000".

     (c) The definition of "Consolidated EBITDA" shall be amended by deleting "(i)" in the 15th line thereof, deleting the phrase and punctuation", except as specifically permitted in connection with a Permitted Acquisition, and (ii) the Restructuring Charge" and replacing such deletion with a ".".

     (d) The following definition shall be added immediately following the definition of "Issuing Lender" and before the definition of "Joint Venture":

               "'July 2001 Asset Sale Proceeds Payment' has the meaning specified in Section 2.04(6)."

     (e) The definition of "Libor Interest Period" shall be amended by deleting the phrase and punctuation "2, 3 or 6 months" appearing in the seventh line thereof and substituting the word "month" therefor.

     (f)  The definition of "Permitted Acquisition" shall be deleted.

     (g) The definition of "Swingline Advances" shall be deleted and the following substituted therefor:

               "'Swingline Advances' means Advances made by Swingline Lender or a U.S. Alternate Operating Lender under Article 3."

     (h) The definition of "U.S. Alternate Operating Lender" shall be deleted and the following substituted therefor:

               "'U.S. Alternate Operating Lenders' means, collectively, Bank One, Wells Fargo Bank, N.A. and Bank of America N.A. and their respective successors and assigns, and, in the singular, any one of them."

4.   Amendments to Article 2.  Article 2 is amended as follows:

     (a) Section 2.01(3) shall be deleted and the following substituted therefor:

               "Each U.S. Alternate Operating Lender agrees on the terms and conditions of this Agreement, to make Accommodations available to Nationwide in accordance with its U.S. Alternate Operating Lender's U.S. Alternate

          Operating Commitment at any time after execution and delivery by Nationwide of such U.S. Alternate Operating Lender's usual and customary documentation, if any, for the provision of cash management services. Accommodations will be made available as Advances pursuant to Article 3."

(b)  Section 2.02 shall be amended by adding at the end thereof the following as
     Section 2.02(4):

          "(4) At any time, and for such time as, the Accommodations Outstanding under the U.S. Operating Facility (excluding any Accommodations Outstanding under the U.S. Alternate Operating Facility) exceed U.S.$85,250,000, the U.S. Alternate Operating Commitment shall be reduced, and each U.S. Alternate Operating Lender's U.S. Alternate Operating Commitment shall be reduced rateably, by the amount by which the Accommodations Outstanding under the U.S. Operating Facility (excluding any Accommodations Outstanding under the U.S. Alternate Operating Facility) exceed U.S.$85,250,000. Each U.S. Alternate Operating Lender shall promptly advise Nationwide
          (i) of each such reduction; and (ii) the amount of such U.S. Alternate Lender's U.S. Alternate Operating Commitment."

(c) Section 2.03(2) shall be amended by deleting the last sentence thereof and substituting the following therefor:

          "Proceeds of Accommodations under the U.S. Operating Facility (excluding Accommodations under the U.S. Alternate Operating Facility) used for the Network Development Business shall not exceed (i) U.S. $30,000,000 at any time on or before July 31, 2001; and (ii) at any other time, U.S.$20,000,000, and, in each case, in the aggregate at any one time."

(d)  Section 2.04(2) shall be deleted and the following substituted therefor:

          "Bracknell shall repay (subject to Section 9.01) and there shall become due and payable the Accommodations Outstanding under the Canadian Term Facility and the Canadian Acquisition Facility rateably in quarterly installments in the following amounts (expressed as a percentage of the Canadian Term Commitment and the

          Canadian Acquisition Commitment at the close of business on April 30,
          2000) on the last day of each of the following Financial Quarters at the rate of (i) 5% commencing April 30, 2001 and (subject as provided in the last sentence of this Section 2.04(2)) ending with the Financial Quarter ending October 31, 2003; (ii) 10% commencing with the Financial Quarter ending January 31, 2004 and ending with the Financial Quarter ending July 31, 2004; and (iii) 15% for the Financial Quarter ending October 31, 2004 provided that all Accommodations Outstanding shall have been paid in full on October 31, 2004. The payment required to be made on July 31, 2001 in accordance with immediately preceding (i) shall not be required to be made on July 31, 2001 and shall be deferred to and paid on October 31, 2001 (together with principal payment required to be made on such date pursuant to the provisions of this Section 2.04(2)."

(e)  Section 2.04(6) shall be deleted and the following substituted therefor:

          "(6) Subject as provided in the last sentence of this Section 2.04(6), if a Borrower or a Restricted Subsidiary makes a disposition of assets as permitted in Section 8.02(d)(v), 100% of the Net Proceeds thereof shall be paid to the Administrative Agent, for the account of the Lenders and shall be applied rateably to the prepayment of Accommodations Outstanding under the Canadian Term Facility and the Canadian Acquisition Facility (and the relevant Canadian Term Commitment and Canadian Acquisition Commitment shall be reduced by such amount), in each case in accordance with Section 2.09 hereof. Such payment of Net Proceeds shall be made within five Business Days of the receipt of such Net Proceeds. The payment of U.S.$8,400,000 (the "July 2001 Asset Sale Proceeds Payment") required to be paid to the Administrative Agent in respect of the disposition of the Borrower's construction division on or before July 31, 2001 shall not be required to be paid on or before such date and shall be deferred and paid on the earlier of (i) the receipt by the Borrower of any Automotive Receivables (the amounts of which receivables shall be paid and applied to the July 2001 Asset Sale Proceeds Payment, in full or partial payment of the July 2001 Asset Sale Proceeds Payment, as and when any such receivable is received by a Borrower or any Subsidiary); and (ii) October 31, 2001.

(f)  There shall be added to Section 2.04 the following section:

               "2.04(8). "The July 2001 Asset Sale Proceeds Payment shall be applied to Accommodations Outstanding in priority to any other payment required to be made hereunder or the Bracknell Limited Partnership Facility from the proceeds of any disposition of assets (whether voluntary, pursuant to the Credit Documents or otherwise), any Debt, any issue of shares, options, warrants, securities or capital contribution, in priority to any other regularly scheduled payment of principal pursuant to this Section
               2.04 or pursuant to Section 2.04 of the Bracknell Limited Partnership Facility. Until amounts sufficient to pay in full the July 2001 Asset Sale Proceeds Payment have been applied to Accommodations Outstanding by the Administrative Agent, all proceeds from any disposition of assets (whether voluntary, pursuant to the Credit Documents or otherwise), any Debt, any issue of shares, options, warrants, securities or capital contribution shall be applied to Accommodations Outstanding as the July 2001 Asset Sale Proceeds Payment is required to be applied."

5.   Amendment to Article 3.  Article 3 is amended as follows:

     (a) Section 3.01(3) shall be amended by deleting the phrase "Lender agrees" and substituting therefor the phrase "Lenders agree".

     (b)  Section 3.01(10) shall be amended to read as follows:

               "A U.S. Alternate Operating Lender shall not make any Accommodation under the U.S. Alternate Operating Facility after it has received written notice from the Administrative Agent that an Event of Default has occurred and is continuing. Upon receipt of such notice, each U.S. Alternate Operating Lender shall advise the Administrative Agent of the amount of Accommodations Outstanding under the U.S. Alternate Operating Facility. In such event (i) the U.S. Operating Commitment of the Foreign Lenders under the U.S. Operating Facility shall be deemed to have been increased by the amount of the Accommodations Outstanding under the U.S. Alternate Operating Facility; (ii) each U.S. Alternate Operating Lender's U.S. Operating Commitment shall be deemed to have been increased rateably by the amount of the Accommodations Outstanding under the U.S. Alternate Operating Facility; (iii) the amount of each U.S. Alternate Operating Lender's U.S. Alternate Operating Commitment shall be reduced to zero; and (iv) a Borrowing of Advances under the U.S. Operating Facility (each such Borrowing, a "U.S. Mandatory Borrowing") shall be made on the next Business Day by all Foreign Lenders with U.S. Operating Commitments so that immediately after such U.S. Mandatory Borrowing, each Foreign Lender shall share rateably in the Accommodations Outstanding under the U.S. Operating Facility (based on their respective Lender's U.S. Operating Commitments after giving effect to the deemed increases referred to in (i) and (ii)) and the proceeds thereof shall be applied directly by the Administrative Agent to rateable repayment of each U.S. Alternate Operating Lender's Accommodations Outstanding under the U.S. Alternate Operating Facility. Each relevant Foreign Lender shall make Advances pursuant to a U.S. Mandatory Borrowing in the amount and in the manner specified in writing by the Administrative Agent notwithstanding (v) that the amount of the U.S. Mandatory Borrowing may not comply with the minimum amount of Borrowings otherwise required under this Agreement, (vi) that the conditions precedent specified in Article 6 are not satisfied, (vii) the date of the U.S. Mandatory Borrowing, and
               (viii) any reduction in the U.S. Operating Commitment after any Advances under the U.S. Alternate Operating Commitment were made. If any U.S. Mandatory Borrowing cannot for any reason be made on the date required above or the applicable Foreign Lenders for any reason would not at such time share rateably in the aggregate amount of the Accommodations Outstanding under the U.S. Alternate Operating Facility and the U.S. Operating Facility, each Foreign Lender with a U.S. Operating Commitment hereby agrees that it shall forthwith purchase from the U.S. Alternate Operating Lenders, and each other Foreign Lender with a U.S. Operating Commitment, such participations in the Advances outstanding under the U.S. Operating Facility as shall be necessary to cause such Foreign Lender to share in such Advances rateably, based upon the proportion which each such Lender's U.S. Operating

               Commitment at the date of the U.S. Mandatory Borrowing bears to the aggregate amount of the U.S. Operating Commitment and the U.S. Alternate Operating Commitment on the date of the U.S. Mandatory Borrowing."

     (c) Section 3.02(3) shall be amended by deleting the phrase "the U.S. Alternate Operating Lender" and substituting therefor the phrase "a U.S. Alternate Operating Lender".

6.   Amendment to Article 7.  Article 7 is amended as follows:

     (a) Section 7.01(f) shall be deleted and the following substituted therefor:

               "(f) Locations of Businesses and Bank Accounts. As of July 30, 2001, the only jurisdiction (or registration districts within such jurisdictions) in which a Borrower or any Restricted Subsidiary has any place of business or stores any tangible personal property are listed in Schedule 7.01(f) - Part 1. As of July 30, 2001, the only bank accounts that the Borrower or any Restricted Subsidiary maintains with any Person are listed in
               Schedule 7.01(f) - Part 2."

7.   Amendment to Article 8.  Article 8 is amended as follows:

     (a)  Section 8.01(h) is deleted and the following substituted therefor:

               "(h) Conduct of Business, Hedging Policy and Bank Accounts. Conduct, and cause each of the Restricted Subsidiaries to conduct, in each Financial Year, the Business in accordance with good business practice; maintain, and cause each of the Restricted Subsidiaries to maintain, a hedging policy of not speculating in commodities; maintain, and cause each of the Restricted Subsidiaries to maintain, any and all of their bank accounts with one or more of the Lenders (and not any other Person); and deposit, and cause each of the Restricted Subsidiaries, to deposit all monies from time to time by a Borrower or any Restricted Subsidiary to such bank accounts."

     (b) Section 8.02(i) shall be deleted and the following substituted therefor:

               "(i) Investments. Make or permit any of the Restricted Subsidiaries to make, any Investment in any Person, except for (i) inter-company loans and Investments between a Borrower and a Borrower or a Restricted Subsidiary or between Restricted Subsidiaries provided that the inter-company loans are evidenced by a promissory note and security satisfactory to the Administrative Agent which have been assigned to the Administrative Agent as Security, (ii) investments in securities of a Borrower or a Restricted Subsidiary by another Borrower or Restricted Subsidiary in accordance with an issuance permitted pursuant to Section 8.02(g), and (iii) such other Investments as the Majority Lenders may approve in writing in the exercise of their sole discretion."

     (c) Section 8.02(j) shall be deleted and the following substituted therefor:

               "(j) Acquisitions. Make or permit any of its Restricted Subsidiaries to make, any Acquisition."

     (d)  Section 8.02(1) is deleted and the following substituted therefor:

               "(l) Hedging. Enter into, or permit any of its Restricted Subsidiaries, to enter into any Hedging Agreements."

     (e) Section 8.02(v) is amended by deleting clauses (v) and (vi) thereof and substituting therefor the following:

               "(v) the aggregate amount of all Investments (whether by way of cash, loans, shares or otherwise) in the Joint Ventures does not, at any time, exceed U.S.$15,000,000; and (vi) the aggregate amount of the Investment (whether by way of cash, loans, shares or otherwise) in any one Joint Venture, does not exceed, at any time, U.S.$5,000,000."

     (f) Section 8.03 is amended by deleting Section 8.03(a), (b), (c), (d), and (e) thereof and substituting the following therefor:

          "(a) Total Debt to Capitalization. Ensure, at all times, that Total
               Debt does not exceed (i) 75% of Capitalization for the Financial Quarter ended April 30, 2000 and July 31, 2000; (ii) 65% of Capitalization for the Financial Quarters ended October 31, 2000 and January 31, 2001; (iii) 55% of Capitalization for the Financial Quarter ended July 31, 2001; and (iv) 50% of Capitalization for each Financial Quarter thereafter.

     (b) Maintenance of Total Net Debt to Consolidated EBITDA Ratio. Maintain, at all times, a maximum ratio, calculated at the end of each Financial Quarter for the four consecutive Financial Quarters then ended, of Total Net Debt to Consolidated EBITDA of (i) 4.25:1 for the Financial Quarter ended April 30, 2000; (ii) 3.75:1 for the Financial Quarter ended July 31, 2000; (iii) 3.50:1 for the Financial Quarters ended October 31, 2000 and January 31, 2001; (iv) 3.65:1 for the Financial Quarter ended July 31, 2001; and (iv) 3.0:1 thereafter.

     (c) Maintenance of Interest Coverage Ratio. Maintain, at all times, a minimum ratio, calculated as at the end of each Financial Quarter for the four consecutive Financial Quarters then ended, of Consolidated EBITDA to Consolidated Interest Expense of 3.0:1 for such Financial Quarter.

     (d) Maintenance of Debt Service Ratio. Maintain, at all times, a minimum ratio, calculated at the end of each Financial Quarter of Consolidated EBITDA to Consolidated Debt Service of (i) 1.25:1 for the Financial Quarters ended April 30, 2000 and July 31, 2000; (ii) 1.50:1 for the Financial Quarters ended October 31, 2000, January 31, 2001, April 30, 2001 and October 31, 2001; (iii) 1.10:1 for the Financial Quarter ended July 31, 2001; and (iv) 1.75:1 for each Financial Quarter thereafter based on the four Consecutive Financial Quarters then ended and Consolidated Debt Service shall be calculated on Bracknell's reasonable projections for the four following Financial Quarters.

     (e) Senior Net Debt to Consolidated EBITDA Ratio. Maintain, at all times, a maximum ratio, calculated at the end of each Financial Quarter of Senior Net Debt to Consolidated EBITDA of (i) 3.5:1 for the Financial Quarters ended April 30, 2000 and July 31, 2000; (ii) 3.25:1 for the Financial Quarters ended October 31, 2000 and January 31, 2001; (iii) 3.0:1 for the Financial Quarters ended April 30, 2001 and October 31, 2001; (iv) 3.65:1 for the Financial Quarter ended July 31, 2001 and
          (v) 2.5:1 for each Financial Quarter thereafter. The foregoing ratios shall be reduced by 0.25:1 for each U.S.$25,000,000 of Subordinated Debt incurred by Bracknell at any time following the date hereof, provided that (i) any such adjustment shall be made commencing and shall be effective in the Financial Quarter immediately following the receipt of the Net Proceeds of such Subordinated Debt by Bracknell; and (ii) at no time shall the ratio of Senior Net Debt to Consolidated EBITDA be less than 2.5:1."

8.   Amendment to Article 10. Article 10 is amended as follows:

     (a) Section 10.1 shall be amended by adding at the end thereof the following as Section 10.1(5):

          "(5) For the purposes and in respect only of any amendment or restatement of this Agreement after August 1, 2001, the Lenders' Canadian Term Commitments and the Accommodations Outstanding under the Canadian Term Facility shall calculated as though the July 2001 Asset Sale Proceeds Payment had been made in full by the Borrowers, applied to the Accommodations Outstanding under the Canadian Term Facility and the Lenders' Canadian Term Commitments reduced in accordance with
          Section 2.04."

     (b) Section 10.05(1) shall be amended by inserting the phrase "(subject to Section 2.04(8))" immediately following the word "rateably" in line four thereof.

9. Amendment to Signature Pages. The signature pages to the Third Amended and Restated Credit Agreement shall be amended by (i) adding the phrase and the amount "U.S. Alternate Operating Commitment: U.S.$1,750,000 opposite the name of Wells Fargo Bank, N.A.; and (iii) adding the phrase and the amount "U.S. Alternate Operating Commitment: U.S.$3,000,000" opposite the name of Bank of America, N.A..

10.  Engagement of PriceWaterhouseCoopers and Other Advisors. The Borrowers will
(i) provide, and will cause their respective Subsidiaries to provide, unimpeded access to PriceWaterhouseCoopers and its affiliates, and any additional advisors retained by PriceWaterhouseCoopers, or Ogilvy Renault or Latham & Watkins, the Lenders' Canadian and U.S. counsel, respectively, to all information concerning the Borrowers and their respective Subsidiaries and each of their respective business affairs as may be reasonably required by PWC to enable it to carry out its mandate as set out in the PWC Engagement Consent (as defined below), and
(ii) fully cooperate with PriceWaterhouseCoopers' or any other advisor's investigations in carrying out its mandate as set out in the PWC Engagement Consent (as defined below), all in accordance with the provisions of the consent, authorization and acknowledgement (the "PriceWaterhouseCoopers Engagement Consent") of the engagement of PriceWaterhouseCoopers by Ogilvy Renault and Latham & Watkins dated as of July 30, 2001 executed by the Borrowers and any other applicable consent, authorization or acknowledgement, including direct access to employees and other representatives of the Borrowers and their respective Subsidiaries concerned to discuss and receive back-up and other factual information to verify any and all information required by the Lenders in connection with this Bracknell Amending Agreement (2001-1), the PriceWaterhouseCoopers Engagement Consent and any other applicable consent, authorization or acknowledgement.

11. Amending Fee. The Borrowers shall pay to the Administrative Agent, on account of the Lenders (to be shared rateably by them) (i) on the date hereof, a fee in an amount equal to 20 basis points of Commitments on the date hereof; and
(ii) on October 31, 2001, a fee in an amount equal to 50 basis points of Commitments on the date hereof.

12. Reference to and Effect on the Third Amended and Restated Credit Agreement. On and after the date hereof, each reference in the Third Amended and Restated Credit Agreement to "this agreement", "hereunder", "hereof", "herein", or words of like import, and each reference to the Third Amended and Restated Credit Agreement in the Credit Documents and any and all agreements, documents and instruments delivered by all or any one or more of the Borrowers or any Subsidiary or any other Person shall mean and be a reference to the Third Amended and Restated Credit Agreement as amended hereby. Except as specifically amended hereby, the Third Amended and Restated Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

13. No Waiver, etc. The execution, delivery and effectiveness of this Bracknell Amending Agreement (2001-1) shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Third Amended and Restated Credit Agreement or any of the Credit Documents nor constitute a waiver of any provision of any of the Third Amended and Restated Credit Agreement or any Credit Document.

14. Governing Law. This Bracknell Amending Agreement (2001-1) shall be governed by and construed in accordance with the laws of the Province of Ontario and of Canada applicable therein.

          IN WITNESS WHEREOF the parties hereto have executed this Bracknell Amending Agreement (2001-1) as of the date first set forth above.


                                        BRACKNELL CORPORATION


                                        Per:________________________________
                                            Authorized Signing Officer

                                        Per:________________________________
                                             Authorized Signing Officer

                                        BRACKNELL CORPORATION (USA) INC.


                                        Per:________________________________
                                            Authorized Signing Officer

                                        Per:________________________________
                                            Authorized Signing Officer

                                        THE STATE GROUP LIMITED


                                        Per:________________________________
                                            Authorized Signing Officer

                                        Per:________________________________
                                            Authorized Signing Officer

                                        ROYAL BANK OF CANADA, as
                                        Administrative Agent


                                        Per:________________________________
                                            Authorized Signing Officer

                                        Per:________________________________
                                            Authorized Signing Officer

                                        ROYAL BANK OF CANADA


                                        Per:________________________________
                                            Authorized Signing Officer

                                        Per:________________________________
                                            Authorized Signing Officer

                                        CANADIAN IMPERIAL BANK OF COMMERCE


                                        Per:________________________________
                                            Authorized Signing Officer

                                        Per:________________________________
                                            Authorized Signing Officer


                                        THE TORONTO-DOMINION BANK


                                        Per:________________________________
                                            Authorized Signing Officer

                                        Per:________________________________
                                            Authorized Signing Officer

                                        BANK OF AMERICA CANADA


                                        Per:________________________________
                                            Authorized Signing Officer

                                        BANK OF MONTREAL


                                        Per:________________________________
                                            Authorized Signing Officer

                                        Per:________________________________
                                            Authorized Signing Officer

                                        BANK ONE, N.A., CANADA BRANCH


                                        Per:________________________________
                                            Authorized Signing Officer

                                        Per:________________________________
                                            Authorized Signing Officer

                                        COMERICA BANK - CANADA


                                        Per:________________________________
                                            Authorized Signing Officer

                                        Per:________________________________
                                            Authorized Signing Officer

                                        ROYAL BANK OF CANADA


                                        Per:________________________________
                                            Authorized Signing Officer

                                        CIBC INC.


                                        Per:________________________________
                                            Authorized Signing Officer

                                        Per:________________________________
                                            Authorized Signing Officer

                                        TORONTO DOMINION (TEXAS) INC.


                                        Per:________________________________
                                            Authorized Signing Officer

                                        Per:________________________________
                                            Authorized Signing Officer

                                        BANK OF AMERICA, N.A.


                                        Per:________________________________
                                            Authorized Signing Officer

                                        Per:________________________________
                                            Authorized Signing Officer

                                        BANK OF MONTREAL


                                        Per:________________________________
                                            Authorized Signing Officer

                                        Per:________________________________
                                            Authorized Signing Officer

                                        BANK ONE, KENTUCKY, N.A.


                                        Per:________________________________
                                            Authorized Signing Officer

                                        Per:________________________________
                                            Authorized Signing Officer

                                        COMERICA BANK


                                        Per:________________________________
                                            Authorized Signing Officer

                                        Per:________________________________
                                            Authorized Signing Officer

                                        MERRILL LYNCH CAPITAL CORP.


                                        Per:________________________________
                                            Authorized Signing Officer

                                        Per:________________________________
                                            Authorized Signing Officer

                                        WELLS FARGO BANK, NA.


                                        Per:________________________________
                                            Authorized Signing Officer

                                        Per:________________________________
                                            Authorized Signing Officer

                                        FIRSTAR BANK, NA.


                                        Per:________________________________
                                            Authorized Signing Officer

                                        Per:________________________________
                                            Authorized Signing Officer

                 Guarantors' Acknowledgement and Confirmation

          Acknowledgement and confirmation made as of July 30, 2001 by Bracknell Corporation, The State Group Limited, The State Services Group Limited, Bracknell Telecommunication Services Inc. (collectively referred to as the "Canadian Guarantors"), and 354709 Alberta Ltd. and 334108 Alberta Ltd. (collectively referred to as the "Non-U.S. Subsidiaries"), and Bracknell Corporation (USA) Inc., Highlight Wireless Solutions Inc. ("Highlight"), and Eagle Electric Holdings, Inc. (Minnesota), Eagle Electric Holdings, Inc. (Delaware), Eagle Electrical Systems, Inc., Southwest Systems Limited, Parsons Electric Holdings, Inc., Allison-Smith Company, Parsons Electric Co., Neal Electric, Inc., Neal Equipment Company, LLC, Henderson Electric Co., Inc., Sylvan Industrial Piping, Inc. (Michigan), Sunbelt Integrated Trade Services, Inc., Crouch Industries, LLC, Quality Mechanical Contractors, Inc., Inglett & Stubbs, Inc. and Bracknell Facilities Services, Inc. (collectively, the "Nationwide Subsidiaries"), and The State Group International Limited, The State Group (USA) Limited, Preferred Electric, Inc., Preferred Electric Construction Corporation, Highlight Solutions, Inc. (collectively referred to as, the "State Subsidiaries") (the Nationwide Subsidiaries and the State Subsidiaries are collectively referred to herein as the "U.S. Subsidiaries"), and 1406883 Ontario Limited and 3041768 Nova Scotia Company (collectively referred to as, the "Canadian Finance Subsidiaries"), and Bracknell B (Wyoming) LLC, Bracknell A (Wyoming) LLC and Bracknell Limited Partnership (collectively referred to as, the "Finance Subsidiaries"), and Patton Management Corporation, Adesta Communications, Inc., Adesta Ventures, Inc., Adesta of Colorado, Inc. and Able Telcom Do Brasil (collectively referred to as, the "Able Restricted Subsidiaries"), and Able Telcom International, Inc., Able Wireless, Inc., Adesta Transportation, Inc., MFS TransTech, Inc. and Adesta of the District of Columbia, Inc. (collectively referred to as, the "Able Guarantors"), and Bracknell GP L.L.C., Bracknell L.P., L.L.C. and Bracknell Investments, L.P. (collectively referred to as, the "New Entities") to and in favour of Royal Bank of Canada, as Administrative Agent.

     Reference is made to: (i) the Third Amended and Restated Credit Agreement;
(ii) the amended and restated guarantee dated as of July 21, 2000 provided by each of the Canadian Guarantors in favour of the Administrative Agent and such other parties as listed therein (each, a "Canadian Guarantee"); (iii) the guarantee dated as of December 22, 2000 provided by Highlight in favour of the Administrative Agent and such other parties as listed therein (the "Highlight Guarantee"); (iv) the amended and restated guarantee dated as of July 21, 2000 provided by each of the Non-U.S. Subsidiaries in favour of the Administrative Agent and such other parties as listed therein (each, a "Non-U.S. Guarantee");
(v) the amended and restated guarantee and collateral agreement dated as of July 21, 2000 made by each of the U.S. Subsidiaries in favor of the Administrative Agent and such other parties as listed therein (the "Amended and Restated Guarantee and Collateral Agreement");

(vi) the guarantee dated as of July 21, 2000 made by each of the Canadian Finance Subsidiaries in favor of the Administrative Agent and such other parties as listed therein (the "Canadian Finance Subsidiary Guarantee"); (vii) the guarantee and collateral agreement dated as of July 21, 2000 made by each of the Finance Subsidiaries in favor of the Administrative Agent and such other parties as listed therein (the "Finance Subsidiary Guarantee and Collateral Agreement");
(viii) the assumption agreement dated as of December 22, 2000 made by each of the Able Restricted Subsidiaries and, as to the guarantee only, each of the Able Guarantors, in favor of the Administrative Agent, pursuant to which they become a party to the amended and restated guarantee and collateral agreement dated as of July 21, 2000 (the "Able Guarantee and Collateral Agreement"); and (ix) the assumption agreement dated as of May 30, 2001 made by each of the New Entities in favor of the Administrative Agent, pursuant to which they become a party to the amended and restated guarantee and collateral agreement dated as of July 21, 2000 (the "New Entity Guarantee and Collateral Agreement") (the Canadian Guarantees, the Highlight Guarantee, the Non-US Guarantees, the Amended and Restated Guarantee and Collateral Agreement, the Canadian Finance Subsidiary Guarantee, the Finance Subsidiary Guarantee and Collateral Agreement, the Able Guarantee and Collateral Agreement and the New Entity Guarantee and Collateral Agreement are collectively referred to as the "Guarantees", and each a "Guarantee").

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned hereby acknowledges the foregoing Bracknell Amending Agreement (2001-1) and confirms and agrees that (i) the Guarantee executed by it in connection with the Third Amended and Restated Credit Agreement continues to be valid and enforceable against it in accordance with its terms as of the date hereof; and (ii) the security granted by it to the Administrative Agent and the Lenders as security for the obligations under the Guarantee executed by it continues to secure its obligations to the Administrative Agent and the Lenders pursuant to the Guarantee.

     In witness whereof this acknowledgement and confirmation has been executed by the parties as of the date first above written in the Bracknell Amending Agreement (2001-1).



BRACKNELL CORPORATION                          EAGLE ELECTRIC HOLDINGS, INC.
                                               (MINNESOTA)


Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer

BRACKNELL CORPORATION (USA) INC.               EAGLE ELECTRIC HOLDINGS, INC.
                                               (DELAWARE)

Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer

THE STATE GROUP LIMITED                        EAGLE ELECTRICAL SYSTEMS, INC.

Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer

THE STATE SERVICES GROUP LIMITED               SOUTHWEST SYSTEMS LIMITED

Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer

BRACKNELL TELECOMMUNICATION SERVICES INC.      PARSONS ELECTRIC HOLDINGS, INC.

Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer

354709 ALBERTA LTD.                            ALLISON-SMITH COMPANY

Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer

334108 ALBERTA LTD.                            PARSONS ELECTRIC CO.

Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer

HIGHLIGHT WIRELESS SOLUTIONS INC.              CROUCH INDUSTRIES, LLC

Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer

NEAL ELECTRIC, INC.                            QUALITY MECHANICAL CONTRACOTRS,
                                               INC.

Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer

NEAL EQUIPMENT COMPANY, LLC.                   INGLETT & STUBBS, INC.

Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer

HENDERSON ELECTRIC CO., INC.                   BRACKNELL FACILITIES SERVICES,
                                               INC.

Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer

SYLVAN INDUSTRIAL PIPING, INC.                 THE STATE GROUP INTERNATIONAL
(MICHIGAN)                                     LIMITED

Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer

SUNBELT INTEGRATED TRADE                       3041768 NOVA SCOTIA COMPANY
SERVICES, INC.

Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer


THE STATE GROUP (USA) LIMITED                  BRACKNELL B (WYOMING) LLC

Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer

PREFERRED ELECTRIC, INC.                       BRACKNELL A (WYOMING) LLC

Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer

PREFERRED ELECTRIC                             BRACKNELL LIMITED PARTNERSHIP,
CONSTRUCTION CORPORATION                       by its general partner 1406883
                                               Ontario Ltd.

Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer

HIGHLIGHT SOLUTIONS, INC.                      PATTON MANAGEMENT CORPORATION

Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer

1406883 ONTARIO LIMITED                        ADESTA VENTURES, INC.

Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer

ADESTA COMMUNICATIONS, INC.                    BRACKNELL GP L.L.C.

Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer

ADESTA OF COLORADO, INC.                       BRACKNELL L.P., L.L.C.

Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer

ABLE TELCOM DO BRASIL                          BRACKNELL INVESTMENTS, L.P., by
                                               its general partner BRACKNELL
                                               GP L.L.C.

Per:________________________________           Per:_____________________________
    Authorized Signing Officer                     Authorized Signing Officer

ABLE TELCOM INTERNATIONAL,
INC.

Per:________________________________
    Authorized Signing Officer

ABLE WIRELESS, INC.

Per:________________________________
    Authorized Signing Officer

ADESTA TRANSPORTATION, INC.

Per:________________________________
    Authorized Signing Officer

MFS TRANSTECH, INC.

Per:________________________________
    Authorized Signing Officer

ADESTA OF THE DISTRICT OF COLUMBIA, INC.

Per:________________________________
    Authorized Signing Officer